Exhibit 10.15

ADDENDUM NO. 1

to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: September 1, 2011

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

by

THE SUBSCRIBING REINSURER(S) IDENTIFIED

IN THE INTERESTS AND LIABILITIES AGREEMENT(S)

ATTACHED TO AND FORMING PART OF THE CONTRACT

(the “Reinsurer”)

Effective September 1, 2011, paragraph D of Article 2 – Term – of the Contract is deleted.

All other terms and conditions of the Contract shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Addendum to be executed by its duly authorized representative(s)

this 7th day of February, in the year 2012.

AFFIRMATIVE INSURANCE COMPANY

/s/ Michael J. McClure

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

Effective: September 1, 2011

(the “Agreement”)

of

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: September 1, 2011

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

Addendum No. 1 to the Contract, as executed by the Company, shall form part of the Contract, effective September 1, 2011.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Endorsement to be executed by its duly authorized representative(s)

this 14th day of February, in the year 2012.

GREENLIGHT REINSURANCE LTD.

/s/ Jim Ehman

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT